SUPPLEMENT

DATED MAY 7, 2015 TO

THE HARTFORD MUNICIPAL REAL RETURN FUND

(A SERIES OF THE HARTFORD MUTUAL FUNDS II, INC.)

SUMMARY PROSPECTUS

EACH DATED MARCH 1, 2015

Effective May 6, 2015, Joseph F. Marvan replaced Lindsay T. Politi as a portfolio manager of The Hartford Municipal Real Return Fund (the “Fund”).  Effective June 1, 2015, the Fund will permanently lower its management fee rates at all asset levels and remove the temporary contractual management fee waiver that is currently in place. These changes will not impact net annual fund operating expenses estimated for the current fiscal year.

Accordingly,

1.                                      Effective May 6, 2015, the above referenced Summary Prospectus is revised as follows:

Under the heading “MANAGEMENT,” the reference to Ms. Politi is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Involved with Fund Since
Joseph F. Marvan, CFA	Senior Managing Director and Fixed Income Portfolio Manager	2015

2.                                      Effective June 1, 2015, the above referenced Summary Prospectus is revised as follows:

A.                                    Under the heading “YOUR EXPENSES”, the Annual Fund Operating Expenses table and the footnotes attached thereto, as well as the expense examples, are deleted and replaced with the following:

Annual Fund Operating Expenses(2)

(expenses that you pay each year as a percentage of the value of your investment)

	A	B	C	I	Y
Management fees	0.35%	0.35%	0.35%	0.35%	0.35%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	None	None
Other expenses	0.15%	0.23%	0.14%	0.16%	0.10%
Total annual fund operating expenses	0.75%	1.58%	1.49%	0.51%	0.45%
Fee waiver and/or expense reimbursement(3)	0.06%	0.14%	0.05%	0.07%	0.01%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(3)	0.69%	1.44%	1.44%	0.44%	0.44%

(2)         Fees and expenses have been restated to reflect estimates for the current fiscal year.

(3)         Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows:  0.69% (Class A), 1.44% (Class B), 1.44% (Class C), 0.44% (Class I),

and 0.44% (Class Y).  In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  Each contractual arrangement will remain in effect until February 29, 2016, and shall renew automatically for one-year terms thereafter unless the Investment Manager or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of The Hartford Mutual Funds II, Inc.

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

•                  Your investment has a 5% return each year

•                  The Fund’s operating expenses remain the same (except that the examples reflect the fee waiver and expense limitation arrangements for only the first year)

•                  You reinvest all dividends and distributions

•                  You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower.  Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$517	$673	$843	$1,333
B	$647	$785	$1,047	$1,643
C	$247	$466	$808	$1,775
I	$45	$156	$278	$634
Y	$45	$143	$251	$566

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$517	$673	$843	$1,333
B	$147	$485	$847	$1,643
C	$147	$466	$808	$1,775
I	$45	$156	$278	$634
Y	$45	$143	$251	$566

This Supplement should be retained with your Summary Prospectus for future reference.

HV-7231	May 2015